United States Securities and Exchange Commission
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. 1)

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                 Filed by a Party other than the Registrant |_|

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                         |_| Preliminary Proxy Statement
        |_| Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         |_| Definitive Proxy Statement
                       |X| Definitive Additional Materials
             |_| Soliciting Material Pursuant to Section 240.14a-12

                          ROFIN-SINAR TECHNOLOGIES INC.

             -------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

             -------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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                          ROFIN-SINAR TECHNOLOGIES INC.
                               40984 CONCEPT DRIVE
                               PLYMOUTH, MI 48170
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                     SUPPLEMENTAL PROXY STATEMENT MATERIALS

                                  MARCH 2, 2004

                               ------------------

Rofin-Sinar Technologies Inc. hereby amends its Proxy Statement filed with the Commission on January 30, 2004 in order to correct (1) certain information regarding the number of shares to be issued upon the exercise of options and the weighted average exercise price of outstanding options under the Company's equity compensation plans, which was mistakenly provided as of December 31, 2003 rather than September 30, 2003, and (2) the value of unexercised in-the-money options of executive officers and directors, which was incorrectly calculated based upon the number of in-the-money shares multiplied by the average option exercise price, rather than upon the number of in-the-money shares multiplied by the sum of (a) the difference between the closing price of the shares on September 30, 2003 less (b) the average option exercise price.

The Proxy Statement is corrected as follows:

In the table titled "Equity Compensation Plan Information", which sets forth information regarding shares issued under equity compensation plans as of September 30, 2003, the row for the entry "Approved by Shareholders", should read 311,000 for the number of securities to be issued upon exercise of outstanding options and $ 12 for the weighted average exercise price of outstanding options.

In the table titled "Aggregated Option Exercises in Fiscal Year 2003 and Fiscal Year 2003 Year-end Option Values", the numbers in the last column should read as follows: for Peter Wirth: $ 1,531,400 / $ 1,246,770; for Gunther Braun:
$ 530,000 / $ 1,063,350; for Walter Volkmar: $ 171,340 / $ 914,290; for Carl F.
Baasel: $ 90,870 / $ 433,680; and for Louis Molnar: $ 0 / $ 802,435.





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